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
NUMBER                [GENAISSANCE PHARMACEUTICALS, INC. LOGO]              SHARES

COMMON STOCK             GENAISSANCE PHARMACEUTICALS, INC.               SEE REVERSE FOR
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     CERTAIN DEFINITIONS

                                                                        CUSIP 36867W 10 5
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This Certifies that

is the owner of

FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF GENAISSANCE PHARMACEUTICALS, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the By-Laws of the Corporation, all as amended from time to time, to which the holder of this certificate by acceptance hereof assents.

     This certificate is not valid until countersigned and registered by the Transfer Agent Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                           SEAL
         ---------------------------------        --------------------------
         TREASURER                                PRESIDENT



                                 COUNTERSIGNED AND REGISTERED:
                                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

                         BY_____________________________________________________
                                                    AUTHORIZED SIGNATURE


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                                         GENAISSANCE PHARMACEUTICALS, INC.

     The Corporation is authorized to issue more than one class or series of stock. Upon written request, the Corporation will furnish without charge to any stockholder a statement of the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM    -  as tenants in common
     TEN ENT    -  as tenants by the entireties
     JT TEN     -  as joint tenants with
                 right of survivorship and
                 not as tenants in common




     UNIF GIFT MIN ACT - ____________ Custodian _____________
                              (Cust)               (Minor)

                   under Uniform Gifts to Minors


                         Apt_______________________________________
                                         (State)



     Additional abbreviations may also be used though not in the above list.

     For value received, ______________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

     ------------------------------------------------



     -------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

     ---------------------------------------------------------------------


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     ____________________________________________________________________Shares
     of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     __________________________________________________________________Attorney
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


                        -------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                        ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

                        -------------------------------------------------------
                        THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.